UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

______________________________________________

Date of Report (Date of Earliest Event Reported): March 20, 2012

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	1-34940 (Commission File Number)	56-1311233 (I.R.S. Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (336) 272-1338

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 (d) On March 20, 2012, effective immediately, the Board of Directors of The Fresh Market, Inc. (the “Company”), elected Bob Sasser as a Class II director of the Company to serve until the annual meeting of stockholders held later in 2012 and until his successor is duly elected and qualified. As of such date, the Board of Directors has determined that Mr. Sasser is independent within the meaning of the director independence standards of The Nasdaq Stock Market. At the time of this disclosure, Mr. Sasser has not yet been named to a board committee.

In connection with his election as a Class II director, Mr. Sasser entered into an indemnification agreement with the Company as of March 20, 2012 in the form of the Company’s standard form of director indemnification agreement, as previously filed with the Securities and Exchange Commission. As a Director, Mr. Sasser will participate in the compensation program applicable to all non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 18, 2011.

There are no arrangements or understandings between Mr. Sasser and any other persons pursuant to which Mr. Sasser was selected as a director of the Company.

Mr. Sasser has not been a participant in, or is to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. Other than as discussed above, there are no plans, contracts or arrangements or amendments to any plans, contracts or arrangements entered into with Mr. Sasser in connection with his election to the Board of Directors, nor are there any grants or awards made to Mr. Sasser in connection therewith.

A press release announcing the election of Mr. Sasser is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 5.02 (e) On March 20, 2012, effective immediately, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (i) approved and adopted a new form of a Performance Share Award Agreement under the 2010 Omnibus Incentive Compensation Plan; and (ii) approved and adopted revised forms of an Option Award Agreement, Restricted Stock Award Agreement, and Restricted Stock Unit Award Agreement, each under the Company’s 2010 Omnibus Incentive Compensation Plan. The Performance Share Award Agreement, Option Award Agreement, Restricted Stock Award Agreement, and Restricted Stock Unit Award Agreement are collectively referred to as the “Agreements.”

The form of Performance Share Award Agreement provides for the award of performance-vesting restricted shares of the Company’s common stock based on the attainment of defined performance goals. At the end of the defined performance period, the extent to which the performance goals have been attained determines the number of shares that vest, except as otherwise determined by the Committee, and subject to conditions including the employment of the recipient with the Company or its affiliates throughout the performance period, except to the extent provided in cases of retirement, death, disability, or change of control, or as otherwise determined by the Committee.

The form of Option Award Agreement provides for the award of options to purchase the Company’s common stock. In general, and except as otherwise provided by the Committee, 25% of such options will vest on each of the first, second, third, and fourth anniversary dates of the effective date of the award. Options that have not vested upon the termination of the employment of the recipient with the Company or its affiliates will be forfeited, except to the extent provided in cases of retirement, death, disability, or change of control, or as otherwise determined by the Committee.

The form of Restricted Stock Award Agreement provides for the award of restricted shares of the Company’s common stock. In general, and except as otherwise provided by the Committee, 25% of such restricted shares will vest on each of the first, second, third, and fourth anniversary dates of the effective date of the award. Restricted shares that have not vested upon the termination of the employment of the recipient with the Company or its affiliates will be forfeited, except to the extent provided in cases of retirement, death, disability, or change of control, or as otherwise determined by the Committee.

The form of Restricted Stock Unit Agreement provides for the award of restricted stock units (RSUs) of the Company’s common stock. In general, and except as otherwise provided by the Committee, 25% of such RSUs to vest on each of the first, second, third, and fourth anniversary dates of the effective date of the award. Upon vesting, each RSU may be settled in one share of the Company’s common stock or cash. RSUs that have not vested upon the termination of the employment of the recipient with the Company or its affiliates will be forfeited, except to the extent provided in cases of retirement, death, disability, or change of control, or as otherwise determined by the Committee.

The foregoing summary is qualified in its entirety by reference to the forms of the Agreements, which are attached as Exhibits 10.1 – 10.4 hereto and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

10.1	Form of Performance Share Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
10.2	Form of Option Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
10.3	Form of Restricted Stock Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
10.4	Form of Restricted Stock Unit Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
99.1	Press release of The Fresh Market, Inc. dated March 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: March 20, 2012	By:	/s/ Lisa K. Klinger
Name: Lisa K. Klinger
Title: Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Share Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
10.2	Form of Option Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
10.3	Form of Restricted Stock Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
10.4	Form of Restricted Stock Unit Award Agreement under The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan
99.1	Press Release of The Fresh Market, Inc. dated March 20, 2012